UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

PROVECTUS BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed:

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders, which will be held on Thursday, October 1, 2015 at 4:00 p.m. Eastern Daylight Time at the Grand Hyatt New York, located at 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the special meeting.

Regardless of whether you plan to attend the special meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. I look forward to personally meeting all stockholders who are able to attend the special meeting.

Peter R. Culpepper

Chief Financial Officer, Chief Operating Officer

and Secretary

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

7327 Oak Ridge Highway Knoxville, TN 37931
phone 866/594-5999 fax 866/998-0005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 1, 2015

To the Stockholders of Provectus Biopharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of Stockholders (the “Special Meeting”) of Provectus Biopharmaceuticals, Inc. (“Provectus” or the “Company”) will be held on Thursday, October 1, 2015 at 4:00 p.m. Eastern Daylight Time at the Grand Hyatt New York, located at 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017. The Special Meeting is being held for the purpose of approving and adopting an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 300,000,000 to 400,000,000 shares.

Stockholders also may transact any other business that properly comes before the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE FROM 300,000,000 TO 400,000,000 SHARES.

Only stockholders of record as of the close of business on August 24, 2015 will be entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 1, 2015. This Proxy Statement is available at http://www.pvct.com/annual_reports.html.

By order of our Board of Directors,

Peter R. Culpepper

Secretary

September 1, 2015

Knoxville, Tennessee

7327 Oak Ridge Highway Knoxville, TN 37931
phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 1, 2015

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Biopharmaceuticals, Inc. (“we,” “us,” “Provectus,” or the “Company”), for a special meeting of stockholders and any adjournment thereof (the “Special Meeting”). The Special Meeting will be held on Thursday, October 1, 2015 at 4:00 p.m. Eastern Daylight Time at the Grand Hyatt New York, located at 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017.

We are mailing this proxy statement, together with a form of proxy, on or about September 1, 2015.

At the Special Meeting, our stockholders will vote on a proposal to approve and adopt an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share (“common stock”), that we are authorized to issue from 300,000,000 to 400,000,000 shares. This proposal is set forth in the accompanying Notice of Special Meeting of Stockholders and is described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE FROM 300,000,000 TO 400,000,000 SHARES.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Peter R. Culpepper and Craig Dees – to vote as proxy all your shares of our common stock and otherwise to act on your behalf at the Special Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the Special Meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

What are the purposes of the Special Meeting?

At the Special Meeting, stockholders will act upon the following matter:

PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION. To approve and adopt an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 300,000,000 to 400,000,000 shares.

Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

Who is entitled to vote?

Only stockholders of record at the close of business on August 24, 2015, the record date for the Special Meeting, are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on the record date. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Special Meeting.

Am I entitled to vote if my shares are held in “street name?”

If you are the beneficial owner of shares held in “street name” by a brokerage firm, bank, or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. The proposal to approve and adopt the amendment to our certificate of incorporation is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. As of the record date, there were              outstanding shares of common stock. Shares held by stockholders present at the Special Meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the Special Meeting.

What happens if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card or vote in person at the Special Meeting. If you hold your shares in a brokerage account or in “street name” and you wish to vote at the Special Meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a “street name” stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although your attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What is the Board’s recommendation?

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to approve and adopt an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 300,000,000 to 400,000,000 shares.

What happens if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposal to approve and adopt an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 300,000,000 to 400,000,000 shares.

Will any other business be conducted at the Special Meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the Special Meeting other than the proposal described in this Proxy Statement. If any other business is properly brought before the Special Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

The amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 300,000,000 to 400,000,000 shares will be approved if a majority of the outstanding shares of common stock are voted in favor of the amendment.

How will Abstentions and Broker Non-Votes be Treated?

In the case of an abstention on the proposal, your shares of common stock would be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock would be voted but not in favor of the proposal, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. The proposal to approve and adopt an amendment to our Certificate of Incorporation is a discretionary item on which your nominee will be entitled to vote your shares of common stock even in the absence of instructions from you. Accordingly, there will not be broker non-votes with regard to the proposal.

Who is the solicitation agent in connection with the Special Meeting?

We have engaged Morrow & Co., LLC to assist us in the solicitation of proxies for the Special Meeting. If you have any questions or require assistance in voting your shares of common stock, please call:

Morrow & Co., LLC

470 West Avenue – 3rd Floor

Stamford, CT 06902

Banks and Brokerage Firms, please call (203) 658-9400

Stockholders, please call toll free (800) 461-0945

STOCK OWNERSHIP

The following table provides information about the beneficial ownership of common stock as of July 31, 2015, by each of our directors and named executive officers and all of our directors and executive officers as a group. We do not believe any person beneficially owns more than 5% of our outstanding common stock.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)
Directors and Executive Officers:
H. Craig Dees	4,147,859	(4)	2.0%
Peter R. Culpepper	3,808,332	(5)	1.8%
Timothy C. Scott	4,730,966	(6)	2.3%
Eric A. Wachter	7,889,017	(7)	3.8%
Alfred E. Smith IV	200,000	(8)	*
Kelly M. McMasters	350,000	(9)	*
Jan Koe	1,236,300	(10)	*
All directors and executive officers as a group (7 persons)	22,362,474	(11)	10.4%

*	Less than 1% of the outstanding shares of common stock.
(1)	If no address is given, the named individual is an officer or director of Provectus Biopharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.
(2)	Shares of common stock that a person has the right to acquire within 60 days of July 31, 2015 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.
(3)	As of July 31, 2015, there were 204,583,259 shares of common stock issued and outstanding.
(4)	Dr. Dees’ beneficial ownership includes 2,650,000 shares of common stock subject to options which are exercisable within 60 days.
(5)	Mr. Culpepper’s beneficial ownership includes 184,120 shares of common stock held in a 401(k) plan, 2,245,214 shares of common stock subject to options which are exercisable within 60 days and 266,666 shares of common stock issuable upon the exercise of warrants.
(6)	Dr. Scott’s beneficial ownership includes 55,996 shares of common stock held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott’s family, 503,125 shares of common stock held in a 401(k) plan, and 2,650,000 shares of common stock subject to options which are exercisable within 60 days.
(7)	Dr. Wachter’s beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 824,248 shares of common stock held in a 401(k) plan, 1,000,000 shares of common stock subject to options which are exercisable within 60 days and 666,666 shares of common stock issuable upon the exercise of warrants.
(8)	Mr. Smith’s beneficial ownership includes 200,000 shares of common stock subject to options which are exercisable within 60 days.
(9)	Dr. McMasters’ beneficial ownership includes 350,000 shares of common stock subject to options which are exercisable within 60 days.
(10)	Mr. Koe’s beneficial ownership includes 150,000 shares of common stock subject to options which are exercisable within 60 days, 150,000 shares of common stock held by Vekoe Partners LLC, of which Mr. Koe is an affiliate, and 350,000 shares of common stock issuable upon the exercise of warrants. Mr. Koe disclaims beneficial ownership of the shares held by Vekoe Partners LLC except to the extent of his pecuniary interest therein.
(11)	Includes 10,528,546 shares of common stock subject to options and warrants which are exercisable within 60 days.

PROPOSAL TO APPROVE AND ADOPT AN

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF OUR COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE

FROM 300,000,000 TO 400,000,000 SHARES

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 300,000,000 to 400,000,000 shares and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares of capital stock will be increased from 325,000,000 to 425,000,000. The amendment will replace Article IV, Section A of our current Certificate of Incorporation with the following language:

The total number of shares which the Corporation shall have authority to issue is 425,000,000 shares of capital stock, of which 400,000,000 shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and 25,000,000 shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes us to issue up to 300,000,000 shares of common stock and 25,000,000 shares of preferred stock, par value $.001 per share.

As of July 31, 2015, the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants and options totaled 293,813,501. No shares of common stock are held in treasury. The aggregate amount of common stock issued and reserved for issuance consisted of the following amounts as of July 31, 2015:

•	204,583,259 shares of common stock issued and outstanding;

•	79,685,028 shares of common stock reserved for issuance pursuant to warrants to purchase common stock outstanding; and

•	9,545,214 shares of common stock reserved for issuance pursuant to options to purchase common stock outstanding.

Reasons for the Proposed Amendment

The total number of shares of common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase common stock, and (iii) reserved for issuance pursuant to options to purchase common stock granted under the Provectus Pharmaceuticals, Inc. 2012 Stock Plan and the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan totals 293,813,501 shares of common stock. In addition, on July 22, 2013, we entered into a purchase agreement (as amended on June 18, 2015, the “Alpha Capital Purchase Agreement”) with Alpha Capital Anstalt (“Alpha Capital”), pursuant to which we may, in our sole discretion, direct Alpha Capital to purchase up to $10,000,000 of our common stock over the 30-month term of the Alpha Capital Purchase Agreement, at a per share purchase price equal to the lesser of (i) the lowest sale price of our common stock reported on the NYSE MKT on the purchase date and (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date; provided, however, that in no event may Alpha Capital purchase shares of our common stock for less than $0.75 per share. On April 30, 2014, we entered into a Controlled Equity OfferingSM Sales Agreement (the “Cantor Agreement”) with Cantor Fitzgerald & Co., as sales agent (“Cantor”), under which we may issue and sell shares of our common stock having an aggregate offering price of up to $50,000,000 from time to time through Cantor, acting as sales agent. Because the amount of shares we may issue and sell pursuant to the Cantor Agreement and the Alpha Capital Purchase Agreement depends on the value of our common stock at such time, we believe an increase in the number of shares of our common stock that we are authorized to issue is advisable to ensure that we have a sufficient number of shares of common stock available for issuance if and when we determine that it is in the Company’s best interest to issue and sell common stock pursuant to the Cantor Agreement or the Alpha Capital Purchase Agreement.

In addition, our Board of Directors believes that the amount of common stock we have available for issuance is insufficient for our future financing needs because it is likely that the sale of shares of common stock or securities convertible into shares of common stock will be the principal means by which we will raise additional capital until such time as we are able to generate earnings sufficient to finance our operations. Shares of common stock may be used for various purposes without further stockholder approval. These purposes may include: raising capital, which may be effectuated with a contemporaneous listing of one or more of our securities on one or more of the Singapore, Hong Kong, or Australia securities exchanges, although there can be no assurance that we will list any of our securities on any foreign securities exchange; providing equity incentives to employees, directors and consultants; establishing strategic relationships with other companies; the acquisition of any business, assets or technology; and other purposes. Although our Board of Directors has no current plan, arrangement or commitment to issue additional shares of common stock, our Board of Directors believes that it is in the best interest of us and our stockholders to have a sufficient number of authorized but unissued shares of common stock available for issuance in the future for such purposes.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate of Incorporation is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed increase of authorized common stock as an anti-takeover measure. However, the ability of our Board of Directors to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

No Preemptive Rights

Under Section 102(b)(3) of the Delaware General Corporation Law and our Certificate of Incorporation, the holders of common stock do not have preemptive rights to acquire unissued shares of common stock.

Vote Required

The approval and adoption of the amendment to our Certificate of Incorporation requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock entitled to vote in person or by proxy. If the amendment is approved and adopted, it will become effective upon filing a Certificate of Amendment with the Delaware Secretary of State. After filing the Certificate of Amendment, the additional shares of common stock may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate. In the event that the proposed amendment is not approved and adopted by our stockholders at the Special Meeting, the current Certificate of Incorporation will remain in effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE FROM 300,000,000 TO 400,000,000 SHARES. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval and adoption of the amendment to our Certificate of Incorporation unless the stockholder instructs otherwise in the proxy.

OTHER MATTERS

As of the date hereof, our Board of Directors knows of no business that will be presented at the Special Meeting other than the proposal described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the Special Meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board of Directors by mail, telephone, facsimile, or other electronic means or in person. We have retained Morrow & Co., LLC to assist us in the solicitation of proxies for the Special Meeting. Morrow & Co., LLC will receive a base fee of $8,000, plus reasonable expenses and fees, for these services. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Biopharmaceuticals, Inc., 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee 37931.

Stockholder Proposals for Including in Proxy Statement for 2016 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2016 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on January 1, 2016. Stockholder proposals must be sent to Secretary, Provectus Biopharmaceuticals, Inc., 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee 37931. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Delaware corporate law.

Other Stockholder Proposals for Presentation at 2016 Annual Meeting of Stockholders

In addition to the above, our bylaws contain an advance notice provision requiring that, if a stockholder’s proposal is to be brought before and considered at the 2016 Annual Meeting of Stockholders, such stockholder must provide timely written notice thereof to our Secretary. In order to be timely, the notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than the close of business on January 1, 2016 and not later than the close of business on January 31, 2016; provided, however, that in the event the date of the 2016 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the 2015 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such 2016 Annual Meeting and not later than the close of business on the later of the 60th day prior to the date of such 2016 Annual Meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event a stockholder proposal intended to be presented for action at the 2016 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board of Directors in connection with the 2016 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the 2016 Annual Meeting.

Knoxville, Tennessee September 1, 2015	By Order of our Board of Directors PETER R. CULPEPPER Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

of

PROVECTUS BIOPHARMACEUTICALS, INC.

PROVECTUS BIOPHARMACEUTICALS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Provectus Biopharmaceuticals, Inc.

2.	The Certificate of Incorporation of the Corporation is amended by deleting the introductory sentence of Article IV thereof and substituting the following in its place:

“The total number of shares which the Corporation shall have authority to issue is 425,000,000 shares of capital stock, of which 400,000,000 shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and 25,000,000 shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

3.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the authorized officer this                     day of October, 2015.

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper, Chief Financial Officer and Chief Operating Officer

Appendix A

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 1, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

A Special Meeting of Stockholders of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at the Grand Hyatt New York, located at 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017, on Thursday, October 1, 2015, beginning at 4:00 p.m. Eastern Daylight Time. The undersigned hereby acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Proxy Statement dated September 1, 2015, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and H. Craig Dees, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted “FOR” the proposal to approve and adopt an amendment to our Certificate of Incorporation.

(continued on reverse side)

▲ FOLD AND DETACH HERE ▲

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

September 1, 2015

Dear Stockholder:

It is a great pleasure to have this opportunity to provide you the Proxy Statement for our Special Meeting of Stockholders. The Proxy Statement provides you with information relating to the business to be conducted at the Special Meeting on October 1, 2015.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Biopharmaceuticals, Inc.

Sincerely,

/s/ H. Craig Dees,

H. Craig Dees, Ph.D.

Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned’s instructions set forth herein. If no instructions are provided, this proxy will be voted “FOR” the proposal described below.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION - To approve and adopt an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 300,000,000 to 400,000,000 shares.

☐                 FOR                         ☐                AGAINST                             ☐                ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned’s shares in accordance with their best judgment.

Date: , 20
☒ Please mark your votes as indicated in this example.	Signature of stockholder

Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

▲ FOLD AND DETACH HERE ▲

Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.